10f-3 Transactions Summary*

* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund

Small Cap Value Fund
Landamerica Financial Group Inc.
   2/15/01
Cost:
     $784,800

%of Offering Purchase

    0.28%
Broker:
Credit Suisse First Boston
Underwriting Synicate Members:
Credit Suisse First Boston

Fund

Blue Chip Fund
Reliant Resources, Inc. *
   4/30/01
Cost:
     $150,000
      $75,000
      $75,000
      $57,000

     $204,000

%of Offering Purchase

   0.010%
   0.005%
   0.005%
   0.004%
   0.013%

Broker:
Credit Suisse First Boston
ABN Amro Rothschild LLC
Nationsbanc Montgomery
Warburg Dillon Read

Fund

Growth and Income Fund
Reliant Resources, Inc.
   4/30/01
Cost:
      $30,284

%of Offering Purchase

   0.002%
Broker:
Goldman, Sachs & Co.

Fund

Equity Income Fund
PPL Corp Cvt Pfd *
   5/3/01
Cost:
     $250,000
     $112,500
     $112,500
     $112,500

%of Offering Purchase

    0.06%
    0.03%
    0.03%
    0.03%

Broker:
Credit Suisse First Boston
Warburg Dillon Read
Goldman, Sachs & Co.
Merrill Lynch & Co.
Underwriting Synicate Members:
Morgan Stanley Dean Witter
Credit Suisse First Boston
First Union Securities, Inc.
Goldman, Sachs & Co.

Fund

Small Cap Value Fund
Unilab Corporation *
   6/5/01
Cost:
      $96,000
     $128,000

%of Offering Purchase

   0.090%
   0.119%

Broker:
Salomon Smith Barney, Inc.
Credit Suisse First Boston
Underwriting Synicate Members:
Salomon Smith Barney, Inc.
Credit Suisse First Boston

Fund

Small Cap Value Fund
United Surgical Partners Inc. *
   6/7/01
Cost:
   $1,239,000
     $226,800

%of Offering Purchase

   0.983%
   0.180%

Broker:
Credit Suisse First Boston
Lehman Brothers Inc.
Underwriting Synicate Members:
Credit Suisse First Boston
Lehman Brothers Inc.

Fund

Small Cap Value Fund
Willis Group Holdings Limited *
   6/11/01
Cost:
     $118,125
      $97,875

%of Offering Purchase

   0.044%
   0.036%

Broker:
Keefe Bruyett & Woo
J.P. Morgan Securities Inc.
Underwriting Synicate Members:
Salomon Smith Barney, Inc.
J.P. Morgan Securities Inc.

Fund

Blue Chip Fund
Willis Group Holdings Limited *
   6/11/01
Cost:
     $112,050
      $54,000

%of Offering Purchase

   0.041%
   0.020%

Broker:
Salomon Smith Barney, Inc.
J.P. Morgan Securities Inc.
Underwriting Synicate Members:
First Union Securities, Inc.